SHAREHOLDERS' AGREEMENT

      SHAREHOLDERS' AGREEMENT, dated as of December 17, 2004 (this "Agreement"), between Center Bancorp, Inc. ("Buyer") and the individuals and entities whose names and addresses are set forth on the signature pages hereto (collectively, the "Shareholders", and each, individually, a "Shareholder").

                                    RECITALS

      A. Concurrently with the execution and delivery of this Agreement, Buyer and its wholly owned subsidiary, Union Center National Bank, a national bank ("Buyer Subsidiary Bank"), have executed and delivered an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), a copy of which is annexed hereto as Annex A, with Red Oak Bank, a commercial bank chartered under the laws of the State of New Jersey (the "Company"), which provides, among other things, that the Company will merge with and into the Buyer Subsidiary Bank pursuant to a merger contemplated by the Merger Agreement (the "Merger").

      B. As of the date hereof, each Shareholder holds of record and beneficially owns the number of shares of common stock, par value $5.00 per share, of the Company (the "Company Common Stock") set forth opposite his, her or its name on the signature pages hereto. In the aggregate, the shares of Company Common Stock held of record and beneficially by the Shareholders represents approximately 28% of the shares of Company Common Stock outstanding on the date hereof.

      C. Buyer has advised the Company that it would not enter into the Merger Agreement unless each Shareholder agreed to enter into this Agreement, governing
(i) the voting of all of the shares of Company Common Stock that are now held of record or beneficially owned by such Shareholder (collectively, the "Shares") and all of the New Shares (as defined in Section 7) held or owned by such Shareholder.

      NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, and covenants and agreements contained herein and in the above-mentioned Merger Agreement, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein but not defined herein have the respective meanings ascribed to such terms in the Merger Agreement.

      2. Agreement to Vote Shares. During the term of this Agreement, each Shareholder agrees that it shall (a) consent to, approve, authorize and direct the voting of all Shares and any New Shares held or owned by such Shareholder, and agrees to cause all Shares and any New Shares held or owned by such Shareholder to be voted, at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof or in connection with any written consent of the shareholders of the Company related to such matters, in favor of the adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement (collectively, the "Merger Transaction") and against any Acquisition Proposal (as defined in the Merger Agreement) and (b) if directed by Buyer, to take or cause to be taken such actions under the by-laws of the Company as are required to call a special meeting of the shareholders of the Company in order to vote on the Merger Transaction. Each Shareholder agrees to deliver to Buyer promptly upon the request therefor a proxy in the form attached hereto as Exhibit A, which proxy is coupled with an interest and shall be irrevocable during the term of this Agreement to the fullest extent permitted under New Jersey law. The proxy granted by each Shareholder shall be revoked upon the termination of this Agreement in accordance with its terms.

      3. No Voting Trusts or Agreements. Each Shareholder agrees that such Shareholder will not, and will not permit any entity under such Shareholder's control to, deposit any of the Shares or New Shares held or owned by such Shareholder in any voting trust, grant any proxies or powers of attorney with respect to the voting of such Shares or New Shares or subject any such Shares or New Shares to any agreement, instrument or arrangement with respect to the voting of such Shares or New Shares other than this Agreement.

      4. No Proxy Solicitations. Each Shareholder agrees that it will not, and will not permit any entity under its control to, (a) solicit proxies in opposition to the consummation of the Merger Transaction or, subject to Section 5.1(d) of the Merger Agreement, otherwise knowingly encourage or assist any party in taking or planning any action which would impede, interfere with or attempt to discourage the Merger Transaction or inhibit the timely consummation of the Merger Transaction, (b) directly or indirectly knowingly encourage, initiate or cooperate in a shareholders' vote or action by consent of the Company's shareholders in opposition to the consummation of the Merger Transaction, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing the consummation of the Merger Transaction.

      5. Transfer and Encumbrance. Each Shareholder agrees not to voluntarily transfer, sell, offer, tender, pledge or otherwise dispose of or encumber ("Transfer") any of the Shares or New Shares held or owned by such Shareholder prior to the earlier of (a) the Effective Time or (b) the date this Agreement shall be terminated in accordance with its terms, except that each Shareholder shall be permitted to Transfer any such Shares or New Shares to a family member of such Shareholder, provided that such family member agrees in writing (in a form acceptable to Buyer) to be bound by the terms of this Agreement with respect to such Shares or New Shares. No such family member shall have the right to effect a further Transfer of the Shares or New Shares prior to the earlier of
(a) the Effective Time or (b) the date this Agreement shall be terminated in accordance with its terms.

      6. Additional Purchases or Acquisitions. Each Shareholder agrees that any shares of Company Common Stock or other capital stock of the Company of which such Shareholder becomes the record holder or acquires beneficial ownership following the execution and delivery of this Agreement ("New Shares") shall be subject to the terms of this Agreement to the same extent as if they constituted Shares held or owned by such Shareholder on the date of this Agreement.

      7. Additional Shares. Each Shareholder agrees, while this Agreement is in effect, to promptly notify Buyer of the number of any New Shares acquired by such Shareholder, if any, after the date hereof. In the event that, between the date of this Agreement and the Closing, the Shares held or owned by any Shareholder shall have been affected or changed into a different number of shares or a different class of shares as a result of a share split, reverse share split, share distribution, spin-off, recapitalization, reclassification or other similar transaction, the term "Shares" shall be deemed to refer to and include the Shares as well as any securities into which or for which any or all of the Shares may be converted or exchanged.

      8. Non-Interference. Each Shareholder agrees not to knowingly take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling any Shareholder from performing its obligations under this Agreement.

      9. Share Transaction Proposals. Each Shareholder shall immediately cease and terminate any existing activities, discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of such Shareholder's Shares (a "Share Transaction"), other than the Merger. Each Shareholder shall not, directly or indirectly, knowingly encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information or data to, or have any discussions with, any corporation, partnership, person or other entity or group (other than Buyer) with respect to any inquiries or the making of any offer or proposal (including, without limitation, any offer or proposal to the shareholders of the Company) concerning a Share Transaction (a "Share Transaction Proposal") or otherwise facilitate any effort or attempt to make or implement a Share Transaction Proposal.

      10. No Limitation on Discretion as Director. Nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the discretion of any Shareholder with respect to any action to be taken (or omitted) by such Shareholder in such Shareholder's fiduciary capacity as a director of the Company and solely with respect to actions or omissions of such director in his or her capacity as a director; provided, however, it is agreed and understood by the parties hereto that the obligations, covenants and agreements of such Shareholder contained in this Agreement are separate and apart from such Shareholder's fiduciary duties as a director of the Company and no fiduciary obligations that such Shareholder may have as a director of the Company shall countermand the obligations, covenants and agreements of such Shareholder, as a shareholder of the Company, contained in this Agreement.

      11. Representations and Warranties of the Shareholders. Each Shareholder hereby severally represents and warrants to Buyer as follows:

      (a) Authority Relative to this Agreement. Such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform such Shareholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Shareholder. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      (b) No Conflict. The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the Exchange Act), any governmental or regulatory authority, domestic or foreign by or with respect to such Shareholder, (ii) if applicable, conflict with or violate the articles of incorporation, by-laws or other organizational documents of such Shareholder,
(iii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Shareholder or by which such Shareholder's Shares or New Shares are bound, or (iv) result in any breach of or constitute a default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on such Shareholder's Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares or New Shares may be bound, except, in the case of clauses (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay the performance by such Shareholder of its obligations hereunder.

      (c) Title to the Shares. As of the date of this Agreement, such Shareholder does not beneficially own any shares of capital stock of the Company other than the number of Shares set forth opposite such Shareholder's name on one of the signature pages hereto and does not have any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company, other than as set forth in the Company Disclosure Schedule. Such Shareholder owns all such Shares free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, charges, security interests and other encumbrances of any nature whatsoever, and there are no limitations on such Shareholder's voting rights with respect to any of the Shares beneficially owned by such Shareholder and such Shareholder has not appointed or granted any proxy with respect to voting, which appointment or grant is still effective, with respect to the Shares. There are no agreements, arrangements or commitments of any character to which such Shareholder is a party relating to the pledge or disposition of any Shares or any other shares of capital stock of the Company and, except for this Agreement, there are no voting trusts or voting agreements to which such Shareholder is a party with respect to any shares of capital stock of the Company.

      12. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver, or cause to be executed and delivered, such additional consents, documents and other instruments and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the Merger Transaction and the other transactions contemplated by this Agreement.

      13. Termination. With the exception of Sections 14 through 21 inclusive of this Agreement (the "Later Termination Provisions"), this Agreement shall terminate upon the earlier to occur of (i) the Effective Time and (ii) the date on which the Merger Agreement terminates. The Later Termination Provisions shall terminate upon the third anniversary of the date of this Agreement. In all instances, however, any claim brought under this Agreement prior to the termination of this Agreement shall not be affected by such termination.

      14. Assignment; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any purported assignment made in violation of this Agreement shall be null and void. This Agreement is not intended to confer any rights or remedies hereunder upon any person except the parties hereto.

      15. Modification or Amendment. Subject to the provisions of the applicable law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

      16. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

      17. Governing Law and Venue; Waiver of Jury Trial.

      (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New Jersey and the Federal courts of the United States of America located in the State of New Jersey solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the proxies referred to in Section 2 and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such proxy may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New Jersey State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 18 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

      (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE PROXIES REFERRED TO IN SECTION 2 IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

      18. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by overnight courier or facsimile:

      if to Buyer, to the address set forth in Section 9.4 of the Merger
Agreement

            with a copy to:

            Lowenstein Sandler PC
            65 Livingston Avenue
            Roseland, New Jersey 07068
            Attn: Peter H. Ehrenberg, Esq.

            if to any Shareholder, to:

            the address set forth opposite such Shareholder's name on one of the signature pages of this Agreement.

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

      19. Entire Agreement. This Agreement (including the proxies granted pursuant hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

      20. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      21. Equitable Relief. Each Shareholders acknowledges and agrees that any breach of the covenants and agreements contained in this Agreement would irreparably injure Buyer and that Buyer's remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate. Accordingly, without prejudice to the rights of Buyer also to seek such damages or other remedies available to it, Buyer may seek, and the Shareholders shall not contest the appropriateness of the availability of, injunctive or other equitable relief in any proceeding that Buyer may bring to enforce the covenants and agreements contained in this Agreement in its express and explicit terms. No waiver of any breach of the covenants and agreements contained in this Agreement shall be implied from forbearance or failure of Buyer to take action in respect thereof.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the parties hereto as of the date hereof.

                                        CENTER BANCORP, INC.


                                        By:  John J. Davis
                                           -------------------------------------
                                           Name:  John J. Davis
                                           Title: President and
                                                  Chief Executive Officer

(Signature Pages to Voting Agreement)


NAME AND ADDRESS                                               NUMBER OF SHARES
OF THE SHAREHOLDER                                            BENEFICIALLY OWNED
------------------                                            ------------------

/s/ I. Jackson Angell                                                14,884
-----------------------------------
Name: I. Jackson Angell
Address:


/s/ Carl W. Badenhausen                                              13,258
-----------------------------------
Name: Carl W. Badenhausen
Address:


/s/ Thomas W. Berry                                                  56,587
-----------------------------------
Name: Thomas W. Berry
Address:


/s/ William B. Bradbury, Jr.                                         32,083
-----------------------------------
Name: William B. Bradbury, Jr.
Address:


/s/ S. Jervis Brinton, Jr.                                           17,089
-----------------------------------
Name: S. Jervis Brinton, Jr.
Address:


/s/ Thomas J. Curtin                                                 11,196
-----------------------------------
Name: Thomas J. Curtin
Address:


/s/ Stephen T. Emr                                                   23,208
-----------------------------------
Name: Stephen T. Emr
Address:


/s/ Anthony G. Gallo                                                110,250
-----------------------------------
Name: Anthony G. Gallo
Address:


/s/ Thomas G. Jonovich                                                 220
-----------------------------------
Name: Thomas G. Jonovich
Address:


/s/ W. Thomas Margetts                                               68,022
-----------------------------------
Name: W. Thomas Margetts
Address:

NAME AND ADDRESS                                               NUMBER OF SHARES
OF THE SHAREHOLDER                                            BENEFICIALLY OWNED
------------------                                            ------------------


/s/ C. Edward McConnell                                             116,526
-----------------------------------
Name: C. Edward McConnell
Address:


/s/ Dale G. Potter                                                   33,974
-----------------------------------
Name: Dale G. Potter
Address:


/s/ William. J. Shepherd                                             42,892
-----------------------------------
Name: William. J. Shepherd
Address:


/s/ Richard G. Whitehead                                             34,146
-----------------------------------
Name: Richard G. Whitehead
Address:

                                    EXHIBIT A

                                  FORM OF PROXY

      The undersigned, for consideration received, hereby appoints _____ , and and each of them [my][its] proxies, with power of substitution and resubstitution, to vote all shares of common stock, par value $5.00 per share, of [_____________], a commercial bank chartered under the laws of the State of New Jersey (the "Company"), [and [insert any New Shares (as defined in the Voting Agreement) or other shares of capital stock of the Company owned by the Shareholder (as defined in the Voting Agreement)]] owned by the undersigned at the [special] meeting of shareholders of the Company to be held [insert date, time and place] and at any adjournment thereof IN FAVOR OF adoption of the Agreement and Plan of Merger, dated as of December __, 2004 (the "Merger Agreement"), by and among the Company, [_______] Bancorp, Inc. and [________] National Bank, IN FAVOR OF consummation of the transactions contemplated by the Merger Agreement, and AGAINST any Acquisition Proposal (as defined in the Merger Agreement) at any meeting of shareholders of the Company and at any adjournment thereof at which any Acquisition Proposal is considered. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Shareholders' Agreement, dated as of December __, 2004, between the undersigned, other shareholders of the Company and Buyer (the "Shareholders' Agreement") terminates in accordance with its terms. This proxy shall be revoked upon termination of the Shareholders'Agreement.


Dated:
       -----------------------------


                                                     [SHAREHOLDER]